Forward-Looking Statements
This presentation contains “forward-looking statements,” within the meaning of the federal securities laws that involve risks and uncertainties. All statements herein that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including the Company’s estimates of financial performance and such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events are generally forward-looking statements.
As previously announced, the Company has stated its intention to restate certain of its previously issued financial statements (the “Restatement”). The Restatement and the fiscal 2006 and first and second quarter fiscal 2007 financial statements have not yet been completed and accordingly all statements herein with respect to historical financial performance are preliminary estimates and are subject to revision pending completion of such financial statements and the fiscal 2006 audit and the Restatement.
The Company’s actual results may differ materially from its estimates. Whether actual results, events and developments will conform to the Company’s expectations is subject to a number of risks and uncertainties and important factors, many of which are beyond the control of the Company. Among the risks and uncertainties which could cause the
Company’s actual results to differ from those contemplated by its forward looking statements are the risk that the
Company’s actual financial results may change as a result of the completion of the fiscal 2006 audit and the review of the first two quarters of fiscal 2007 and the Restatement; the Company may not be able to successfully develop its magazine operations so that they continue to generate sufficient cash flow to enable the Company to meet its obligations under its senior credit facility and bond indentures, including the financial covenants under its senior credit facility; actions of rating agencies; industry and economic conditions; and the risks and uncertainties contained in the
Company’s periodic reports filed with the Securities and Exchange Commission. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the results, events or developments referenced herein will occur or be realized.
Exhibit 99.1

Recent Highlights
• AMI continues to make progress in its efforts to de-lever:
– Update on cost-cutting initiatives
• Additional cost savings of $1.6 million already realized in first six months of fiscal 2007 (annual run rate savings of $3.3 million)
• Restructuring cost savings estimated at $9.2 million for fiscal 2007 versus budget of $9.0 million
• Continued focus on tight cost controls
– Asset sale update
• First-round bids received week of September 25
• Strong interest from strategic and financial parties
• Transaction expected to be announced during the calendar year
• Titles generated an estimated $81.4 million of revenue and $27.7 million of operating income plus depreciation and amortization in fiscal 2006
• Operating performance for asset sale properties continues on budget
– Post-sale, management expects incremental $2-3 million of G&A savings

Business Update – Fiscal Year 2006
• For fiscal 2006, based on preliminary unaudited results, the company expects to report Bank EBITDA of $110.9 million, subject to audit by Deloitte & Touche
– Underlying performance of the core business is stronger: this figure includes an estimated $7.4 million of expenses that are either non-recurring in nature or one-time accounting adjustments
$110.9 $504.9 Revised FYE 3/31/06 Estimate
($3.0) $0.0 Revenue Recognition EBITDA Impact from Prior CFO
$118.3 Adjusted FYE 3/31/06 EBITDA Estimate (3)
($3.4) ($1.5) Subtotal - Non-Recurring / One-Time Acctg Adjustments
$7.4 Total - Non-Recurring Items / One-Time Acctg Adjustments in FYE 2006 (0.4) (1.5) Various Reversals
0.5 Various Reversals (0.5) 0.0 Books A/R Reserve
0.5 Books A/R Reserve (0.6) 0.0  Incremental Restatement-Related Professional Fees
1.9 Tax Entries ($1.9) $0.0  Tax Entries
$3.5 Investments in Launches and Re-Launches Above $19.6M Add-Back Cap (2) Non-Recurring / One-Time Accounting Adjustments
$110.9 FYE 3/31/06 Bank EBITDA Estimate (1) $117.3
$506.4.
FYE 3/31/06 Results Presented in August 2006
Bank
EBITDA (1) Revenue
($ in millions)
(1) Bank EBITDA is a non-GAAP financial measure. See slide 6 for an explanation of why we present Bank
EBITDA and a reconciliation of Bank EBITDA to the most directly comparable GAAP financial measure.
(1) Bank EBITDA is a non-GAAP financial measure. See slide 6 for an explanation of why we present Bank
EBITDA and a reconciliation of Bank EBITDA to the most directly comparable GAAP financial measure.
(2) Add-back cap includes $2.0 million of management fees.
(3) The Company does not intend to disclose this measure for future financial periods.

Business Update – YTD Results
• The business has performed strongly in the last several months, with September quarter financial results up significantly from June quarter levels and consistent with guidance provided in August
– Current estimates show an approximately $2.0 million shortfall in Bank EBITDA for the
June quarter, related to a proposed change in the company’s revenue recognition policy
– Management expects Bank EBITDA for the September quarter of $37.0 million versus
August guidance of $37.3 million
$37.0 .
$23.5.
Revised Bank EBITDA Estimate
(1)
(0.3)
0.0.
Other Adjustments
0.0 .
(2.0) Proposed change in Revenue Recognition Policy
$37.3 .
$25.5.
Bank EBITDA Estimate Presented in August 2006
(1)
9/30/06 6/30/06
3 Months Ended ($ in millions)
(1)
Bank EBITDA is a non-GAAP financial measure. See slide 6 for an explanation of why we present Bank
EBITDA and a reconciliation of Bank EBITDA to the most directly comparable GAAP financial measure.

($ in millions)

Q1 (June) FY07 Bank EBITDA Estimate [1]	**$23.5**
Improved Newsstand	$7.5
Higher Ad Revenue In Q2	2.7
Reduction in Star Subscriber Investment	1.1
Other	(0.3)
Subtotal - Impact of Business Trends	**$10.9**
Lower SG&A	$0.9
Star Editorial Efficiencies	0.6
Restructuring Savings	0.4
Editorial Expenses	0.4
All Other	0.3
Subtotal - Impact of Cost Savings	**$2.5**
Q2 (September) FY07 Bank EBITDA Estimate [1]	**$37.0**

5 June – September Bridge Analysis • The following summarizes the primary drivers of the performance improvement in the September quarter:

EBITDA Reconciliation
Estimate of Financial Results
FYE
($ in millions)
3/31/06E 6/30/06E 9/30/06P 6/30/05E 6/30/06E 9/30/05E 9/30/06P
Revenue (1) $504.9 $500.7 $499.1 $125.2 $121.0 $130.0 $128.4
Bank EBITDA
(2)
$110.9 $106.4 $108.3 $28.0 $23.5 $35.2 $37.0
Add-Backs Permitted in Credit Agreement
Investments in Launches and Re-Launches $11.1 $11.8 $8.0 $0.0 $0.6 $3.7 $0.0
Restructuring Costs and Severance 2.6 5.0 4.1 0.0 2.4 1.5 0.6
Professional Fees Related to Restatement 3.9 8.6 10.1 0.0 4.7 0.0 1.5
Management Fees 2.0 2.0 2.0 0.5 0.5 0.5 0.5
Reported EBITDA before Add-Backs $91.3 $79.1 $84.1 $27.5 $15.3 $29.5 $34.5
Less: Depreciation and Amortization 45.6 43.3 41.0 12.2 9.9 12.2 9.9
Less: Interest Expense, Net 97.2 106.5 109.8 20.4 29.7 24.0 27.3
Less: Trademarks Write-Off 122.5 122.5 122.5 0.0 0.0 0.0 0.0
Income/(Loss) Before Provision for Income Taxes ($174.0) ($193.2) ($189.2) ($5.1) ($24.3) ($6.8) ($2.7)
Senior Secured Leverage Ratio - Estimate 3.88x 4.19x 4.23x
Senior Secured Leverage Covenant 4.00x 4.00x 4.35x
Total Leverage Ratio - Estimate 8.84x 9.36x 9.31x
Total Leverage Covenant 8.85x 8.85x 9.50x
Interest Coverage Ratio - Estimate 1.30x 1.29x 1.30x
Interest Coverage Covenant 1.20x 1.20x 1.10x
(1)
Revenue results impacted by closure of investment titles.
(2)
LTM 3 Months Ended 3 Months Ended
Bank EBITDA per AMI's Credit Agreement. Bank EBITDA is a non-GAAP financial measure and is presented because certain covenants in the Company's
Credit Agreement are tied to ratios based on this measure. Bank EBITDA should not be considered as an alternative to GAAP measures such as operating income, and the Company's calculation thereof may not be comparable to similarly entitled measures reported by other companies. In addition, the amounts of Bank EBITDA are preliminary estimates and are subject to revision pending completion of the Restatement.

Ad Revenue			Men's		
($ in thousands)	Star	Shape	Fitness	All Other	Total
September 2007 Quarter	$7,186	$13,827	$4,071	$20,237	$45,321
September 2006 Quarter	7,077	13,833	3,978	18,403	43,291
Better/(Worse)	*2%*	*(0%)*	*2%*	*10%*	*5%*
First Half Fiscal 2007	$12,875	$28,888	$6,812	$39,380	$87,955
First Half Fiscal 2006	12,623	30,078	7,208	38,615	88,524
Better/(Worse)	*2%*	*(4%)*	*(5%)*	*2%*	*(1%)*

Advertising Update
• Advertising revenue has trended better in the September quarter, and is approximately flat fiscal year-to-date
– Star ad pages up 9% year-to-date through November (category growth = 4%)
– Shape ad pages up 2% year-to-date through November (category growth = flat)
– Men’s Fitness ad pages up 4% year-to-date through November (category growth = -2%)
Note: Reflects management estimates